Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

29.Commitments and Contingencies

(a)Commitments

Guarantee — On December 22, 2009, in connection with an equity funding of STP related to the Aerojet 1 solar development project, the Group along with STP’s other investors entered into a Guaranty (“Guaranty”) to provide the equity investor, Greystone Renewable Energy Equity Fund (“Greystone”), with certain guarantees, in part, to secure investment funds necessary to facilitate STP’s payment to the Group under the EPC. Specific guarantees made by Solar Power, Inc. include the following in the event of the other investors’ failure to perform under the operating agreement:

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Operating Deficit Loans—the Group would be required to loan Master Tenant or STP monies necessary to fund operations to the extent costs could not be covered by Master Tenant’s or STP’s cash inflows. The loan would be subordinated to other liabilities of the entity and earn no interest; and

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Exercise of Put Options—At the option of Greystone, the Group may be required to fund the purchase by Managing Member of Greystone’s interest in Master Tenant under an option exercisable for 9 months following a 63 month period commencing with operations of the Facility. The purchase price would be equal to the greater of the fair value of Greystone’s equity interest in Master Tenant or $1,000. This option has been exercised on December 30, 2014 and this guarantee has been released accordingly.

The Group has recorded on its consolidated balance sheet the guarantees of $57 and $71 at December 31, 2015 and 2014, respectively. These amounts, less related amortization, are included in other noncurrent liabilities. These guarantees for the Aerojet 1 project are accounted for separately from the financing obligation related to the Aerojet 1 project because they are with different counterparties.

Financing Obligation — the guarantees associated with Aerojet 1 constitute a continuing involvement in the project. While the Group maintains its continuing involvement, it will apply the financing method and, therefore, has recorded and classified the proceeds received of $9,854 and $10,911 from the project in financing and capital lease obligations as of December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, $8,796 and $10,092, respectively, were recorded as noncurrent Financing and capital lease obligations, with $1,058 and $819 recorded as other current liabilities.

Performance Guaranty — On December 18, 2009, the Group entered into a 10-year energy output guaranty related to the photovoltaic system installed for STP at the Aerojet 1 facility in Rancho Cordova, CA. The guaranty provided for compensation to STP’s system lessee for shortfalls in production related to the design and operation of the system, but excluding shortfalls outside the Group’s control such as government regulation. The Group believes that the probability of shortfalls is unlikely and if they should occur they would be covered under the provisions of its current panel and equipment warranty provisions. For the fiscal year ended December 31, 2015, 2014 and 2013 there continues to be no charges against our reserves related to this performance guaranty.

Product Warranties — The Group offer the industry standard warranty up to 25 years for its PV panels and industry standard five to ten years on inverter and balance of system components. Due to the warranty period, the Group bear the risk of extensive warranty claims long after the Group has shipped product and recognized revenue. In the Group’s cable, wire and mechanical assemblies business, the Group’s historically warranty claims have not been material. In the Group’s solar PV business, the greatest warranty exposure is in the form of product replacement.

During the quarter ended September 30, 2007 and continuing through the fourth quarter of 2010, the Group installed own manufactured solar panels. Other than this period, the Group only installed panels manufactured by unrelated third parties as well as the Group’s principal shareholder and formerly controlling shareholder, LDK. Certain PV construction contracts entered into during the recent years included provisions under which the Group agreed to provide warranties to the buyer. As a result, the Group recorded the provision for the estimated warranty exposure on these contracts within cost of sales. Since the Group do not have sufficient historical data to estimate its exposure, the Group have looked to its own historical data in combination with historical data reported by other solar system installers and manufacturers. Due to the absence of historical material warranty claims, the Group have not recorded a material warranty accrual related to solar energy systems as of December 31, 2015 and 2014.

Operating leases — The Group leases offices, facilities and vehicles under various operating leases, some of which contain escalation clauses. Rental expenses under operating leases included in the statement of operations were $2,860, $453 and $463 for the years ended December 31, 2015, 2014 and 2013 respectively.

Future minimum payments under all of our non-cancelable operating leases are as follows as of December 31, 2015:

2016	$3,519
2017	3,084
2018	1,720
2019	1,096
2020	709
Thereafter	8,601

$18,729

Capital commitments — As of December 31, 2015 and 2014, the Group had capital commitments of approximately $66,515 and $59,354, respectively. These capital commitments were solely related to contracts signed with vendors for procurement of services or PV related products used for the construction of solar PV systems being developed by the Group.

The capital commitments as at balance sheet dates disclosed above do not include those incomplete acquisitions for investment and business as at balance sheet dates as the agreements could either be terminated unconditionally without any penalty or cancelable when the closing conditions as specified in the agreements could not be met. The occurrence of non-fulfillment of those closing conditions are not considered as remote.

(b) Contingencies

On June 26, 2015, Aaron Read & Associates (“Aaron Read”) filed a complaint against the Company for commissions with respect to a solar project in North Palm Springs, California. Araon Read is seeking damages in the amount of approximately $460 plus attorney’s fees and claimed it is due commissions ranging from 0.25% to 2.0% of the project’s gross revenues depending on the level of involvement by Aaron Read in assisting in obtaining the project by the Company. The Company denies that Aaron Read assisted in the project acquisition, and even if it is deemed that Aaron Read assisted, they would be entitled to only 0.25%, i.e. $58. As of the date of issuance of these financial statements, this matter is at its early stage of the proceeding and it is uncertain how the United States Court will rule on the plaintiff’s appellate brief. Based on information available to the Company, management does not believe that it is probable that a loss had been incurred. Accordingly, no accrual was made as of December 31, 2015.

The Company’s several previous employees filed suits in November 2015, December 2015, February 2016 and March 2016 against the Company for breach of their prior employment contracts with the Company. As of the date of issuance of these financial statements, these lawsuits are at early stage of the proceeding and it is uncertain how the United States Court will rule on the plaintiff’s appellate brief. Based on the information available to the Company, management does not believe that it is probable that a loss had been incurred and accordingly, no accrual was made as of December 31, 2015.

On February 26, 2016, Hanhua New Energy Co., Ltd. filed a complaint against the Group in a PRC court alleging that the Group delayed payment of $6,862 for purchasing of solar modules over one year. The court instructed two PRC banks to freeze the Group’s bank accounts balances of $7,063. The Company believes that the resolution of this matter is not expected to result in any material impact on the consolidated financial statements of the Group.

From time to time, the Group is involved in various other legal and regulatory proceedings arising in the normal course of business. While the Group cannot predict the occurrence or outcome of these proceedings with certainty, it does not believe that an adverse result in any pending legal or regulatory proceeding, individually or in the aggregate, would be material to our consolidated financial condition or cash flows; however, an unfavorable outcome could have a material adverse effect on our results of operations for a specific interim period or year.